UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

KIMCO REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

KIMCO REALTY CORPORATION 500 NORTH BROADWAY, SUITE 201 JERICHO, NY 11753	Your Vote Counts! KIMCO REALTY CORPORATION 2022 Annual Meeting Vote by 11:59 P.M. ET on April 25, 2022. For shares held in a Plan, vote by 11:59 P.M. ET on April 21, 2022.

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You invested in KIMCO REALTY CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 26, 2022.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR if you want to receive a paper or e-mail copy of these documents or proxy materials for future stockholder meetings, you must request them. To make your request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above on or before April 12, 2022 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com* Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting April 26, 2022 10:00 a.m., Eastern Time

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/KIM2022 and be sure to have the control number noted above.

* You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1 -	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES:
1a. Milton Cooper		For
1b. Philip E. Coviello		For
1c. Conor C. Flynn		For
1d. Frank Lourenso		For
1e. Henry Moniz		For
1f. Mary Hogan Preusse		For
1g. Valerie Richardson		For
1h. Richard B. Saltzman		For
2 -	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR THE ADVISORY RESOLUTION TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION (AS MORE PARTICULARLY DESCRIBED IN THE PROXY STATEMENT).	For
3 -	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022 (AS MORE PARTICULARLY DESCRIBED IN THE PROXY STATEMENT).	For
4 -	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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